UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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DELTA PETROLEUM CORPORATION
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Filed by Delta Petroleum Corporation pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
     This filing relates to the proposed purchase by Tracinda Corporation of shares of common stock of Delta Petroleum Corporation pursuant to the terms of a Company Stock Purchase Agreement, dated as of December 29, 2007, among Delta and Tracinda. The following is a slide presentation that Delta expects to use in investor presentations to describe the proposed Tracinda transaction.

Oil and Gas Assets

Net Production, Reserve Growth and Drilling Capital Expenditures

Summary of Transaction Issuer: Delta Petroleum Corporation (NASDAQ: DPTR) Purchaser: The Tracinda Corporation Size of Offering: $684 MM Common Shares: 36 MM (100% primary) Issue Price per Share: $19.00 (23% premium to December 28th market close) (26% premium to 30-day average) Implied Market Cap1: $1,968 MM Pro Forma Ownership Approximately 35% by Tracinda: Tracinda Board Approximately 1/3 Representation: Expected Closing: Q1 2008, pending SEC proxy review and shareholder vote 1 103.6 MM fully diluted shares pro forma at $19.00 per share

Strategic Investment Creates Significant Shareholder Value Meaningful premium relative to recent trading levels Allows Delta to accelerate its development drilling program resulting in per share increases by YE 2008 and YE 2009 in: Proved reserves Production Cash Flow Provides capital to pursue additional acreage acquisitions Significantly enhances Delta's credit profile Superior to other capital raising alternatives

Pro Forma Capitalization1 $ in MM As of September 30, 2007 As of September 30, 2007 As of September 30, 2007 Historical As Adjusted Cash and Cash Equivalents $35 $678 Debt 7% Senior Unsecured Notes (Due 2015) 150 150 3.75% Senior Convertible Notes (Due 2037) 115 115 Senior Secured Debt ($79 MM is DHS term loan2) 84 79 Total Debt 349 344 Minority Interest 28 28 Shareholder Equity 539 1,223 Total Capitalization 916 1,595 Net Debt 315 (334) Debt/Cap 38% 22% 1 Pro forma capitalization based on $36MM Garden Gulch acquisition and gross proceeds from equity offering of $684MM 2 DHS debt is consolidated on Delta's financial statements, but is non-recourse to Delta

Use of Proceeds Significant acceleration of development drilling and infrastructure programs in the Piceance and Paradox basins Approximately $300 MM of identified acreage or working interest acquisition opportunities adjacent to or in existing development programs Repayment of borrowings under Senior Credit Facility

Piceance Basin Position 65% - 75% of 2008 Capex budget devoted to the Piceance Basin Primary driver of 2008 production growth for Delta Piceance Basin Overview Approximately 23,400 net prospective acres Vega Area Overview 67 producing wells 24 wells drilled to be completed Q1-08 Continual drilling program with 4 DHS rigs Vega Area Production1 35 MMcf/d current production (capacity to produce 40 MMcf/d) Production expected to reach 60 MMcf/d by Q2-08 Production expected to be more than 150 MMcf/d by Q1-10 Vega Area Operational Improvements Average drilling time per well down to 14 days Total completed well cost down to $1.8 MM Efficient completion program at approximately 4 frac stages per day per well 1 Production stated in gross terms Delta Acreage

Vega Unit and North Vega, Colorado

Paradox Basin Position Overall Paradox Position Overview Approximately 146,600 gross acres (100,700 net) Discoveries made in two prospect areas (Greentown and Salt Valley) Three additional prospect areas to be drilled and tested (Gypsum Valley, Fisher Valley, and Cocklebur Draw) All prospects internally generated by Delta's geologists Greentown Field Overview Three wells drilled to total depth, each production tested at a rate of 5 MMcfe/d or greater from multiple zones Large acreage position (36,400 net acres) with multi-year drilling inventory Continual drilling program with 2 rigs 25 MMcf/d temporary pipeline expected completion date in Q2-08 Construction of permanent pipeline to begin Q3-08

Paradox Basin Exploration Prospects

Columbia River Basin, Washington

Cross Section Columbia River Basin, Washington

Central Utah Hingeline

Strategic Investment Creates Meaningful Shareholder Value Large capital infusion from an investor with a proven track record Capital supportive of Delta's growth strategy Enables Delta to accelerate drilling programs that will drive per share increases in proved reserves, production and cash flow Provides capital to pursue additional acreage acquisitions within core areas Significantly enhances Delta's credit profile Capital unlocks value for all shareholders

Additional Information Additional Information and Where to Find It In connection with the proposed transaction, Delta will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission ("SEC"). SECURITY HOLDERS OF DELTA ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, Delta Petroleum Corp. 370 17th Street, Suite 4300, Denver, CO 80202 (Telephone: 303.293.9133). In addition, documents filed with the SEC by Delta are available free of charge at the SEC's web site at www.sec.gov. Delta and its directors, executive officers and certain other members of its management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Delta's stockholders in connection with the transaction, and may have interests which may be different than those of Delta stockholders generally. Information regarding the interests of such directors and executive officers is included in Delta's proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and information concerning all of Delta's participants in the solicitation will be included in the proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the SEC's web site at http://www.sec.gov and from Investor Relations, Delta Petroleum Corp. 370 17th Street, Suite 4300, Denver CO (Telephone: 303.293.9133).

Cautionary Note Cautionary Statements email: investorrelations@deltapetro.com phone: 303.293.9133 The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms "probable" and "possible" reserves, reserve "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines strictly prohibit Delta from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by us. Investors are urged to consider closely the disclosure in Delta's Form 10K for fiscal year ended December 31, 2006, available from Delta at 370 17th Street, Suite 4300, Denver, CO 80202, Attention: Investor Relations. You can obtain this from the SEC by calling 1-800-SEC-0330. Delta is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All Statements, other than statements of historical facts, that address activities that Delta assumes, plans, expects, believes, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements provided in this presentation are based on management's current belief, based on currently available information, as to the outcome and timing of future events, Delta cautions that its future natural gas and liquids production, revenues and expenses and other forward-looking statements are subject to all of the risks and uncertainties normally volatility, inflation or lack of availability of goods and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating future oil and gas production or reserves, and other risks as described in Delta's 2006 Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K as filed with the Securities and Exchange Commission. Any of these factors could cause Delta's actual results and plans to differ materially from those in the forward-looking statements.